                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 13, 1996
                                                 ---------------------------

                        WellsReal Estate Fund IX, L.P.
----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Georgia
----------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          33-83852-01                              58-2126622
--------------------------------  ------------------------------------------
    (Commission File Number)            (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
          ------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -------------------------


----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

     On December 13, 1996, Wells Real Estate Fund IX, L.P. (the "Registrant") acquired a 5.622 acre tract of real property in Knox County, Tennessee in the Knoxville metropolitan area (the "Knoxville Property"). Descriptions of the acquisition of the Knoxville Property purchased by the Registrant, the three-story office building to be constructed thereon (the "Project") and the leasing of the Project are described in Supplement No. 4 dated December 27, 1996 ("Supplement No. 4") to the Prospectus of the Registrant, dated January 5, 1996, contained in Post-Effective Amendment No. 13 to the Registration Statement of Wells Real Estate Fund VIII, L.P. and the Registrant (Commission File No. 33-83852), filed with the Securities and Exchange Commission on December 27, 1996, which is incorporated herein by reference and hereby made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Since there are no prior operations and the Registrant will not operate the Project until construction is completed, no historical financial information relating to the Project is available, and accordingly, no financial statements relating to the Project are provided.

     (b)  See paragraph (a) above.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLS REAL ESTATE FUND IX, L.P.
                                    Registrant


                                    By:  /s/ Leo F. Wells, III
                                       ---------------------------------------
                                         Leo F. Wells, III, as General Partner
                                         and as President and sole Director of
                                         Wells Capital, Inc., the General
                                         Partner of Wells Partners, L.P.,
                                         General Partner

Date:  December 27, 1996

                                 EXHIBIT INDEX


     The following document is incorporated by reference in this report and accordingly is filed as an exhibit to this report:

                                                                      Sequential
Description of Document                                                Page No.
-----------------------                                               ----------

Supplement No. 4 dated December 27, 1996 to the Prospectus of
Wells Real Estate Fund IX, L.P. dated January 5, 1996, contained in Post-Effective Amendment No. 13 to Form S-11
Registration Statement of Wells Real Estate Fund VIII,
L.P. and Wells Real Estate Fund IX, L.P. filed with the
Commission on December 27, 1996 (Commission File No. 33-83852)